Cash and Cash Equivalents - Summary of Cash and Cash Equivalents (Detail) - CLP ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
CASH AND CASH EQUIVALENTS
Cash balances	$ 25,742	$ 37,852
Bank balances	245,199,924	282,625,181
Time deposits	454,776,178	28,923
Other fixed-income instruments	175,211,855	27,283,184
Total	$ 875,213,699	$ 309,975,140	$ 332,036,013	$ 235,684,500